                                                                   Exhibit 10.12


                              AMENDED AND RESTATED
                      SUBORDINATION AND STAND-BY AGREEMENT


     THIS AMENDED AND RESTATED SUBORDINATION AND STAND-BY AGREEMENT (together with all amendments, supplements, renewals, replacements or other modifications thereto or thereof is hereinafter referred to as this "Subordination Agreement") made as of January 30, 1998, by and among PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"), UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., a Delaware corporation (the "Debtor") and USAP HOLDINGS, INC., a Delaware corporation (the "Creditor") and amends and restates in its entirety that certain Subordination and Stand-By Agreement dated as of January 31, 1996 and entered into by and among the Bank, the Debtor and the Creditor (the Subordination and Stand-By Agreement dated as of January 31, 1996 is hereinafter referred to as the "Original Subordination Agreement").


                                    RECITALS
                                    --------


     WHEREAS, the Original Subordination Agreement was entered into as an inducement for an in consideration of the various credit facilities made available to the Borrower by the Bank pursuant to the Amended and Restated Credit Agreement between the Borrower and the Bank dated January 31, 1996, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated May 1, 1997 (the "First Amendment") (the Amended and Restated Credit Agreement, as amended by the First Amendment, and together with all exhibits and schedules thereto, is hereinafter referred to as the "Amended and Restated Credit Agreement"); which amended and restated in its entirety that certain credit agreement between the Borrower and the Bank dated November 18, 1994, as amended by the first amendment thereto dated March 30, 1995, the second amendment thereto dated June 2, 1995, the third amendment thereto dated August 25, 1995, the fourth amendment thereto dated October 3, 1995, and the fifth amendment thereto dated October 9, 1995; and

     WHEREAS, the Borrower and the Bank have agreed to amend and restate the Amended and Restated Credit Agreement in its entirety and have done so pursuant to the terms of that certain Second Amended and Restated Credit Agreement dated as of even date herewith (the Second Amended and Restated Credit Agreement, together with all exhibits and schedules thereto and all extensions, modifications, renewals, amendments, substitutions and replacements thereof, is hereinafter referred to as the "Second Amended and Restated Credit Agreement"), as well as the Notes and other Loan Documents provided in connection with the Second Amended and Restated Credit Agreement (the Obligations and Indebtedness evidenced by the Notes and other Loan Documents, including the Second Amended and Restated Credit Agreement, are hereinafter referred to as the "Senior Obligations"); and


                                   EXHIBIT I
                                   ---------

     WHEREAS, pursuant to the terms of the Second Amended and Restated Credit Agreement, the Bank has expanded the credit facilities made available to the Borrower under the Amended and Restated Credit Agreement by making available to the Borrower, in addition to the $6,500,000.00 Revolving Credit Commitment, a Term Loan Commitment in the amount of $415,000,000.00; and

     WHEREAS, to secure the extension of the credit facility, as set forth in the Second Amended and Restated Credit Agreement, the Bank has requested that the Borrower execute and deliver or cause to be executed and delivered to the Bank amendments to or restatements of the Security Documents previously executed in connection with the Credit Agreement and the Amended and Restated Credit Agreement and the Borrower has agreed to do so, including, but not limited to, this Subordination Agreement.

     NOW THEREFORE, in consideration of the premises (each of which are hereby incorporated by reference and made a material part hereof), the mutual covenants and agreements contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:

     1.  Subordination.  Except as set forth in Section 2 hereof, until all the
         -------------
Senior Obligations have been fully paid, (a) the Creditor shall not demand or receive from the Debtor any part of the loans, advances, debts, liabilities and obligations of any kind or nature now owing by the Debtor to the Creditor or that may hereafter be due and payable to the Creditor by the Debtor as evidenced by that certain Note of the Debtor in the original principal amount of $20,000,000 or any replacement thereof or substitute therefor (the "Subordinated Note") and (b) the Debtor shall not make payment on the Subordinated Note. The Debtor shall not grant or give a security interest in any of the Debtor's property to the Creditor to secure its obligations under the Subordinated Note. The Creditor waives all notice of the acceptance of this Subordination Agreement by the Bank, or of the creation, renewal, extension, or accrual of the Senior Obligations, or of the reliance of the Bank upon this Subordination Agreement.

     2.  Payments on Subordinated Note.
         -----------------------------

     a.  Interest.  The Debtor may make scheduled payments of interest, when
         --------
due, on the Subordinated Note in accordance with the terms of the Subordinated Note and the Creditor may receive such interest payments so long as no Event of Default as that term is defined in the Second Amended and Restated Credit Agreement (a "Senior Event of Default") or condition, event, omission or act, which with the giving of notice, the passage of time or both, would constitute an Event of Default (a "Potential Default") exists at the time of such payment or would result from such payment.

     b.  Principal.  The Debtor may not make any payment of principal on the
         ---------
Subordinated Note without the express prior written consent to the Bank, unless the

Senior Obligations are indefeasibly paid in full and the Revolving Credit Commitment and Term Loan Commitment are terminated.

     Notwithstanding the foregoing, if the Debtor shall make any payment to the Creditor prohibited by the foregoing provisions of this Section 2, then in such event such payment shall be received and held in trust for the Bank and shall be paid over and delivered forthwith to the Bank, to the extent necessary to pay all such Senior Obligations in full.

     3.  Standby Limitation.  Notwithstanding any breach or default by the
         ------------------
Debtor under the Subordinated Note, the Creditor shall not at any time or in any manner accelerate the Subordinated Note or proceed in any way to enforce any claims it has or may have against the Debtor without the express prior written consent of the Bank unless or until the Senior Obligations are indefeasibly paid in full and the Revolving Credit Commitment and Term Loan Commitment are terminated.

     4.  Subordinated Note.  The Creditor shall cause a conspicuous legend to be
         -----------------
placed on the Subordinated Note to the following effect:

     "This note and the indebtedness evidenced thereby is subordinate and junior to the Senior Obligations, to the extent and in the manner set forth in that certain Amended and Restated Subordination and Stand-By Agreement dated as of January 8, 1998 by Universal Stainless & Alloy Products, Inc. and the payee of this note in favor of PNC Bank, National Association."

     The Creditor shall deliver to the Bank a photocopy of the original executed Subordinated Note as marked with the above legend at the Closing.

     5.  Payment Over of Proceeds Upon Dissolution.  In the event of (i) any
         -----------------------------------------
insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Debtor or to its assets, (ii) any liquidation, dissolution or other winding up of the Debtor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Debtor, then and in any such event:

             (x) the holder of Senior Obligations shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Obligations, before the Creditor is entitled to receive any payment on account of the Subordinated Note; and

             (y) any payment or distribution of assets of the Debtor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Bank would be entitled, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other

     Indebtedness of the Debtor being subordinated to the payment of the Senior Obligations shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holder of Senior Obligations to the extent necessary to pay all such Senior Obligations in full, after giving effect to any concurrent payment or distribution to the Bank; and

             (z) in the event that, notwithstanding the foregoing, the Creditor shall have received any such payment or distribution of assets of the Debtor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Debtor being subordinated to the payment of the Senior Obligations before all Senior Obligations are paid in full, then and in such event such payment or distribution shall be received and held in trust for the Bank and shall be paid over or delivered forthwith to the Bank to the extent necessary to pay all such Senior Obligations in full after giving effect to any concurrent payment or distribution to the Bank.

     The Bank may, in its discretion, file a proof of claim for or collect the Creditor's claim to the extent of the unpaid Senior Obligations first for the benefit of the Bank and then for the benefit of the Creditor (but without creating any duty or liability to the Creditor other than to remit to the Creditor distributions, if any, actually received in such proceedings after the Senior Obligations have been satisfied in full) directly from the receiver, trustee, liquidation or representative of the Debtor's estate in such proceeding.

     Upon any payment or distribution of assets of the Debtor referred to in this Section 5, the Bank shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Bank for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Obligations and other Indebtedness of the Debtor, the amount thereof or payable thereon and the amount or amounts paid or distributed thereon.

     6.  Modifications.  Without notice to or further assent by the Creditor,
         -------------
the liability of the Debtor or any other party, the Senior Obligations may from time to time, in whole or in part, be renewed, extended, modified, waived, accelerated, altered, compromised, or released by the Bank, and collateral or liens for any such Senior Obligations may be increased, released, substituted, exchanged, sold, or surrendered by the Bank, and the Bank may exercise or refrain from exercising any of its other rights under the Senior Obligations all without affecting the obligations of the Creditor and Debtor under this Subordination Agreement. The Borrower and the Creditor shall not amend or otherwise modify the Subordinated Note without the express prior written consent of the Bank.

     7.  Representations and Covenants.  The Creditor and the Debtor represent
         -----------------------------
and covenant that there is no defense, offset or counterclaim to any amount now due to the Creditor from the Debtor as evidenced by any of the Subordinated Note and that, at no time until all the Senior Obligations incurred under and pursuant to the Second Amended and Restated Credit Agreement have been fully paid, will there be any defense, offset or counterclaim to any amount owing to the Creditor from the Debtor as evidenced by any of the Subordinated Note. The Creditor shall not, without the written consent of the Bank, dispose of any claims or demands of the Creditor against the Debtor with respect to any of the Subordinated Obligations. Any such disposition, if made, shall be subject to the terms of this Subordination Agreement.

     8.  Books.  The Debtor will tender to the Bank upon demand and from time to
         -----
time a statement of the account of the Creditor with the Debtor, and will give the Bank access from time to time to the books of the Debtor in order that the Bank may make a full examination of the state of accounts of the Creditor with the Debtor.

     9.  Default.  In the event of a breach by either the Creditor or the Debtor
         -------
of any of the terms of this Subordination Agreement, all of the Senior Obligations, at the Bank's option, without notice to or demand upon either the Creditor or the Debtor, may become immediately due and payable.

     10.  Waiver.  No waiver shall be deemed to have been made by the Bank of
          ------
any of its rights hereunder unless such waiver is in writing, signed by the Bank, and then only with respect to the specific instance involved, and shall in no way impair or offset the rights of the Bank, or the obligations of the Debtor and of the Creditor, in any other respect or at any other time. No executory agreement shall be effective to modify this Subordination Agreement unless such executory agreement is in writing and signed by the Bank.

     11.  Successors.  The terms Debtor and Creditor as used in this Agreement
          ----------
shall include the entities named herein, and any successor person, association, partnership, or corporation to which all or substantially all of the business or assets of the Debtor or Creditor shall be transferred.

     12.  Benefit.  This Subordination Agreement shall be binding upon the
          -------
Debtor and the Creditor, and their respective legal representatives, successors, and assigns, and shall inure to the benefit of the Bank and its successors and assigns. The Creditor agrees that it will not make any assertion, claim or argument in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to the Bank.

     13.  Notices.  Any notice or other thing required or desired to be served,
          -------
given or delivered hereunder shall be in writing and shall be sent to the following address by hand delivery, telex, telegram, telecopier or other means of electronic data communication or by United States Mail first class postage prepaid:

     (a)  If to the Bank:

             PNC Bank, National Association
             One PNC Plaza
             249 Fifth Avenue
             Pittsburgh, Pennsylvania 15222
             Attention:  Mark W. Rutherford, Vice President
             Telecopier:  (412) 762-6484

     (b)  If to the Debtor at:

             Universal Stainless & Alloy Products, Inc.
             600 Mayer Street
             Bridgeville, Pennsylvania  15107
             Attention:  Richard M. Ubinger
             Telecopier:  (412) 257-7640

     (c)  If to the Creditor at:

             USAP Holdings, Inc.
             300 Delaware Avenue
             Suite 520
             Wilmington, Delaware  19801
             Attention:  Vice President
             Telecopier:  (302) 477-0245

or to such other address as any party may hereafter designate for itself by written notice to the other parties in the manner herein prescribed. Any notice sent pursuant hereto shall be effective three (3) days after mailing or when received, whichever is earlier.

     14.  Further Assurances.  The parties hereto agree to execute and deliver
          ------------------
all such other instruments and take all such other action as any party hereto may reasonably request from time to time in order to effectuate the provisions and purposes of this Subordination Agreement.

     15.  Severability.  Whenever possible each provision of this Subordination
          ------------
Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Subordination Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidly, without invalidating the remainder of such provision or the remaining provisions of this Subordination Agreement.

     16.  Indemnification of Bank.  The Creditor agrees to indemnify and to hold
          -----------------------
the Bank and its officers, directors, agents and employees harmless for any and all losses, damages, liabilities, expenses and obligations, including attorneys' fees and expenses, as they arise, relating to the action of the Creditor taken contrary to this Subordination Agreement.

     17.  Governing Law.  This Subordination Agreement shall be a contract made
          -------------
under and governed by the laws of the Commonwealth of Pennsylvania, excluding its conflict of law rules. Each of the Debtor and the Creditor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Bank's office indicated above is located, and consents that all service of process be sent by nationally recognized overnight courier service directed to it at its address set forth herein and service so made will be deemed to be completed on the Business Day after deposit with such courier; provided that nothing contained in this Subordination Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Debtor or the Creditor individually, against any security or against any property of the Debtor within any other county, state or other foreign or domestic jurisdiction. The parties hereto agree that the venue provided above is the most convenient forum for each of the parties. Each of the Debtor and the Creditor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

     18.  Definitions.  All terms used herein which are not defined herein but
          -----------
which are defined in the Second Amended and Restated Credit Agreement shall have the same meanings herein as are ascribed to them in the Second Amended and Restated Credit Agreement.

     19.  Section Headings.  The section headings herein are for convenience
          ----------------
only and shall not affect the interpretation of any of the provisions hereof.

     20.  Counterparts.  This Subordination Agreement may be executed in several
          ------------
counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be regarded as an original, and all such counterparts shall constitute but one and the same instrument.

     21.  Waiver of Jury Trial.  EACH OF THE DEBTOR, THE CREDITOR AND THE BANK
          --------------------
IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS SUBORDINATION AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS SUBORDINATION AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. THE DEBTOR, THE CREDITOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Subordination Agreement to be executed by their respective duly authorized officers as of the date first written above.

                              PNC BANK, NATIONAL ASSOCIATION

                                       /s/ Mark W. Rutherford
                              By ____________________________________

                                           Mark W. Rutherford
                              Name:__________________________________

                                           Vice President
                              Title:_________________________________


                              UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

                                       /s/ Richard M. Ubinger
                              By ____________________________________

                                           Richard M. Ubinger
                              Name:__________________________________

                                            CFO/Treasurer
                              Title:_________________________________


                              USAP HOLDINGS, INC.

                                       /s/ C. M. McAninch
                              By ____________________________________

                                           C. M. McAninch
                              Name:__________________________________

                                           President & CEO
                              Title:_________________________________



BF 78066.4  01/28/98
000011 - 012932